Expenses for shipping activities	6 Months Ended
Jun. 30, 2026
Analysis of income and expense [abstract]
Expenses for shipping activities	Expenses for shipping activities
Voyage expenses and commissions

For the six month period ended

(in thousands of USD)	June 30, 2026	June 30, 2025

Commissions paid	(11,723)	(10,975)
Bunkers	(166,392)	(79,970)
Other voyage related expenses	(71,053)	(32,797)
Total voyage expenses and commissions	(249,168)	(123,742)

The voyage expenses and commissions increased in the first six months of 2026 compared to the same period in 2025 mainly due to an increase in bunker costs and other voyage related expenses.
The increase in bunker costs and commissions paid in the first half of 2026 is primarily driven by the integration of the Golden Ocean fleet for a full six-month period, resulting in more vessels operating in the spot market as well as increased bunker prices. For vessels operating in the spot market, voyage expenses are borne by the shipowner, whereas for vessels under time charter contracts, voyage expenses are borne by the charterer. For vessels operating in a pool, voyage expenses are borne by the pool.
The majority of other voyage expenses relate to port costs and agency fees, which are owner's expenses on voyage charters. Port costs vary depending on the number of spot voyages performed and the number and type of ports called. Port costs increased significantly as a result of the Golden Ocean fleet acquisition and increased port calls.
Vessel operating expenses

For the six month period ended

(in thousands of USD)	June 30, 2026	June 30, 2025

Crew related expenses	(133,252)	(86,240)
Technical and other operating expenses	(99,434)	(73,036)
Insurance	(20,270)	(16,197)
Total vessel operating expenses	(252,956)	(175,473)

Operating expenses relate mainly to the crewing, technical, and other costs of operating vessels. Crewing costs comprise crew wages, travel, and victualling costs. Technical costs relate mainly to maintenance, spare parts, and forwarding costs. Other costs mainly comprise port costs and costs for certifications and inspections. The increase in operating expenses is primarily attributable to the growth in the number of vessels in the fleet during the first half of 2026 compared to the same period in 2025, following the acquisition of Golden Ocean Group Ltd on March 12, 2025 and the delivery of newbuild dry bulk vessels.
General and administrative expenses

For the six month period ended

(in thousands of USD)	June 30, 2026	June 30, 2025

Wages and salaries	(15,209)	(12,029)
Social security costs	(2,541)	(1,918)
Other employee benefits	(5,202)	(1,637)
Employee benefits	(22,952)	(15,584)

Administrative expenses	(34,648)	(39,501)
Tonnage Tax	(1,419)	(1,459)
Claims	796	—
Provisions	(335)	149

Total general and administrative expenses	(58,558)	(56,395)

The general and administrative expenses which include amongst others: shore staff wages, director fees, consulting and audit fees and tonnage tax, increased in the first six months of 2026 compared to the same period in 2025.
The increase was mainly driven by higher employee benefit expenses, reflecting the integration of Golden
Ocean for a full six-month period, as well as other one-off items due to the restructuring of the fleet.